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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): SEPTEMBER 25, 2001
                                                        ------------------


                                LEAR CORPORATION

             (Exact name of Registrant as specified in its charter)


    DELAWARE                     1-11311                   13-3386776

(State or other         (Commission File Number)        (IRS Employer
  jurisdiction of                                      Identification
  incorporation)                                              Number)


21557 TELEGRAPH ROAD, SOUTHFIELD, MICHIGAN                     48034

(Address of principal executive offices)                   (Zip Code)

                                 (248) 447-1500

              (Registrant's telephone number, including area code)

                                       N/A

          (Former name or former address, if changed since last report)




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ITEM 5.  OTHER EVENTS

         This Form 8-K is being filed solely to file the press release issued by Lear Corporation on September 25, 2001, a copy of which is attached as Exhibit
99.1 and incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)   Exhibits

               99.1     Press release issued September 25, 2001, filed herewith.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       LEAR CORPORATION,
                                       a Delaware corporation

Date: September 26, 2001               By:    /s/ David C. Wajsgras
                                           ------------------------------------
                                       Name:  David C. Wajsgras

                                       Title: Vice President and Corporate
                                              Controller


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                                  EXHIBIT INDEX

EXHIBIT NO.       DESCRIPTION

99.1              Press release issued September 25, 2001, filed herewith.